                                                                    Exhibit 99.1
                             JOINT FILER INFORMATION

     This Statement on Form 4 is filed jointly by (i) Corvina Holdings Limited
("Corvina"), (ii) Cortaire Limited ("Cortaire"), (iii) Gamay Holdings Limited
("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard Branson,
(vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments Limited
("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited ("DBTSGL"),
solely in its capacity as trustee on behalf of the Virgo Trust, The Libra Trust, the Jupiter Trust, the Mars Trust, the Venus Trust, the Leo Trust and The Gemini
Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC
Trustees (C.I.) Limited ("RBC Trustees"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, the Capricorn Trust, The Pisces
Trust and The Saturn Trust (such trusts collectively referred to as the "RBC
Trusts"). The principal business address of each of Corvina, Cortaire, Gamay,
VGHL, the RBC Trustees and the RBC Trusts is La Motte Chambers, St. Helier,
Jersey JE1 1BJ. The principal business address of Sir Richard Branson is
Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin
Islands. The principal business address of Cougar and Plough is St. Paul's Gate,
New Street, St. Helier, Jersey JE4 8YP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey
GY1 6EJ.

Name of Designated Filer: Corvina Holdings Limited

Date of Event Requiring Statement: October 16, 2007

Issuer Name and Ticker or Trading Symbol:Virgin Mobile USA, Inc.
(NYSE: VM)
Date: October 18, 2007

                                        Corvina Holdings Limited

                                        /s/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        Cortaire Limited

                                        /S/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        Gamay Holdings Limited

                                        /S/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        Virgin Group Holdings Limited

                                        /S/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        Sir Richard Branson

                                        /S/ Richard Branson
                                        -------------------------------------

                                        Cougar Investments Limited

                                        /S/ Alison Renouf
                                        -------------------------------------
                                        Name :Alison Renouf
                                        Title:Director

                                        Plough Investments Limited

                                        /S/ Alison Renouf
                                        -------------------------------------
                                        Name :Alison Renouf
                                        Title:Director

                                        RBC Trustees (C.I.) Limited
                                        (as trustee for the RBC Trusts)

                                        /s/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        Deutsche Bank Trustee Services
                                        (Guernsey) Limited

                                        /s/ Frank Dearie
                                        -------------------------------------
                                        Name :Frank Dearie
                                        Title:Director

                                        /S/ Nick Margetts
                                        -------------------------------------
                                        Name :N Margetts
                                        Title:Authorised Signatory